Exhbit D-2

                         INCOME TAX ALLOCATION AGREEMENT

                            EIGHTY-SEVENTH AMENDMENT

Southern Energy Arkansas Investments, Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. Southern Energy Arkansas Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                               Southern Energy Arkansas Investments, Inc.



__________________________________   BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-EIGHTH AMENDMENT

Southern Energy Wrightsville (GP), Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. Southern Energy Wrightsville (GP), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Southern Energy Wrightsville (GP), Inc.



__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             EIGHTY-NINTH AMENDMENT

Southern Energy Nevada Investments Holdings, Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. Southern Energy Nevada Investments Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Southern Energy Nevada Investments
                                        Holding, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                               NINTIETH AMENDMENT

Southern Energy Nevada (GP), Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. Southern Energy Nevada (GP), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Southern Energy Nevada (GP), Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-FIRST AMENDMENT

SEI Illinois, Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. SEI Illinois, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  SEI Illinois, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-SECOND AMENDMENT

SEI Sugar Creek (GP), Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. SEI Sugar Creek (GP), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  SEI Sugar Creek (GP), Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-THIRD AMENDMENT

SEI Sugar Creek Holdings, Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America, Inc. SEI Sugar Creek Holdings, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  SEI Sugar Creek Holdings, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-FOURTH AMENDMENT

Hudson Valley Gas Corporation was incorporated in 2000 and is equally owned by Southern Energy New York G.P., Inc. and Southern Energy Hudson Valley Investments, Ltd. Hudson Valley Gas Corporation does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Hudson Valley Gas Corporation

__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-FIFTH AMENDMENT

Southern Energy Potomoc Investments, Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America Generating, Inc. Southern Energy Potomoc Investments, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                 Southern Energy Potomoc Investments, Inc.


__________________________________     BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-SIXTH AMENDMENT

Southern Energy PJM (GP), Inc. was incorporated in 2000 and is wholly owned by Southern Energy North America Generating, Inc. Southern Energy PJM (GP), Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Southern Energy PJM (GP), Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                            NINETY-SEVENTH AMENDMENT

SE Capital Partners, Inc. was incorporated in 2000 and is wholly owned by Southern Energy, Inc. SE Capital Partners, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  SE Capital Partners, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-EIGHTH AMENDMENT

Nevada Power Services, Inc. was incorporated in 2000 and is wholly owned by Southern Energy, Inc. Nevada Power Services, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of January, 2001.

ATTEST                                  Nevada Power Services, Inc.


__________________________________      BY: _________________________________

                         INCOME TAX ALLOCATION AGREEMENT

                             NINETY-NINTH AMENDMENT

Reese Communication, Inc. was purchased in 2000 and is wholly owned by Southern Communication Services, Inc. Reese Communication, Inc. does hereby declare and agree to the terms and conditions provided in the Income Tax Allocation Agreement dated December 29, 1981, as amended on April 19, 1988.

                                 Effective Date

This Agreement is effective for the Consolidated Tax reflected on the Consolidated Tax Return for 2000.

IN WITNESS HEREOF, this Agreement has been executed, as of the _______day of March, 2001.

ATTEST                                  Reese Communication, Inc.


__________________________________      BY: _________________________________